Exhibit 99.1
VICTORIA’S SECRET & CO. ANNOUNCES PARTNERSHIP WITH REGINA MIRACLE INTERNATIONAL (HOLDINGS) LIMITED FOR EXISTING BUSINESS IN CHINA
Reynoldsburg, Ohio (January 25, 2022)—Victoria’s Secret & Co. (“Victoria’s Secret” or the “Company”) (NYSE: VSCO) today announced a partnership agreement with Regina Miracle International (Holdings) Limited (“Regina Miracle”) (HKG: 2199) related to its existing company-owned business in China.
Victoria’s Secret and Regina Miracle have formed a joint venture (“JV”) to operate all Victoria’s Secret stores and the related online business in China. Under the terms of the agreement, Victoria’s Secret will own 51 percent of the JV with Regina Miracle owning the remaining 49 percent. Based on the Company’s financial review of its China business and the terms of the JV agreement agreed upon by both parties, the Company does not anticipate this proposed transaction to have a material impact on the previously affirmed operating income and earnings per share guidance for the fourth quarter of fiscal 2021.
The agreement is subject to regulatory clearance which is anticipated to occur in the first quarter of fiscal 2022. At such time, the transaction will be completed and the Company will receive $45 million in cash from Regina Miracle as consideration for its investment in the JV.
CEO Martin Waters commented, “I am delighted to announce this partnership with Regina Miracle, who has been a valued merchandise supplier partner for more than twenty years. Together with Regina Miracle, we aim to grow the China business through joint investment in product development, distribution, and marketing. We expect the partnership will positively impact the speed and agility of the business to benefit consumers and provide us with a platform for a strong future in this important market. This JV with Regina Miracle in China completes a multi-year repositioning of the International business of the Company and we believe establishes a platform for accelerated sales and earnings growth in the market over the next several years.”
YY Hung, Chairman, CEO & Executive Director of Regina Miracle, said, “We are honored and excited to be elevating our long-standing partnership with Victoria’s Secret through the formation of this joint venture in the promising China market. We are confident that our highly complementary strengths – Regina Miracle’s industry-leading innovation capabilities and market foresights as an Innovative Design Manufacturer, and Victoria’s Secret’s undisputed brand leadership, retailing and marketing expertise – will perfectly position this partnership in capturing the growth opportunities in China.”

About Victoria’s Secret
Victoria’s Secret is the world’s largest intimates specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 25,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.
About Regina Miracle International (Holdings) Limited (2199.HK)
Regina Miracle International (Holdings) Limited, a global leader in the intimate wear manufacturing industry with a unique innovative design manufacturer (“IDM”) business model, is engaged in the innovation, design and manufacturing of a diverse range of products, including mainly intimate wear, sports bra and apparel, consumer electronics components, and footwear. Committed to product innovations through proprietary craftsmanship revolutions, patented product and production technological breakthroughs, the company has acquired a number of competitive industry edges that have spearheaded its developments over the years into being a global industry leader. Today, Regina Miracle has two strategic strongholds – its R&D and production base in China, and a major production base in Vietnam, with a combined workforce of more than 46,000.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;
•a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of Victoria’s Secret or that Victoria’s Secret does not realize all of the expected benefits of the spin-off;
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•divestitures or other dispositions and related operations and contingent liabilities from such businesses;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels and expansions;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel businesses;
•our ability to protect our reputation and our brand images;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦political instability, environmental hazards or natural disasters;
◦significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
◦duties, taxes and other charges;
◦legal and regulatory matters;
◦volatility in currency exchange rates;
◦local business practices and political issues;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦disruption due to labor disputes; and
◦changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•fluctuations in foreign currency exchange rates;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in product input costs, including those caused by inflation;
•our ability to adequately protect our assets from loss and theft;
•fluctuations in energy costs, including those caused by inflation;
•increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•claims arising from our self-insurance;

•our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•our ability to pay dividends and related effects;
•shareholder activism matters;
•our ability to maintain our credit rating;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. More information on potential factors that could affect Victoria’s Secret results is included in Victoria’s Secret Registration Statement on Form 10 and the second and third quarters of 2021 quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.
For further information, please contact:

Victoria's Secret & Co.:

Investor Relations:	Media Relations:
Jason Ware	Brooke Wilson
investorrelations@victoria.com	communications@victoria.com

Regina Miracle International (Holdings) Limited:

Investor Relations:	Media Enquiries:
Jennifer Au	Strategic Financial Relations Limited
ir@reginamiracle.com	Iris Lee / Shelly Cheng
sprg_rm@sprg.com.hk